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                                                                 EXHIBIT 10.13


                 REGISTRATION AND ANTI-DILUTION RIGHTS AGREEMENT


       This Agreement is made and entered into this 8th day of October, 1996, by and between E HOLDINGS, INC. a Georgia corporation (hereinafter called the "Company"), and THE ROBINSON HUMPHREY COMPANY, INC. (hereinafter called "RH"), and its successors and assigns.

       WHEREAS, concurrently with the execution of this Agreement the Company has issued to RH 50,000 shares (the "Shares") of the Class A Common Stock of the Company at the price and upon the terms and conditions specified therein; and

       WHEREAS, said Shares have been issued to the RH without registration under the Securities Act of 1933, as amended and the Company and the RH desire to provide hereunder for compliance therewith and for the registration of the Shares; and

       WHEREAS, RH desires certain anti-dilution rights with respect to the Shares, all upon the terms and conditions more fully set out below; and

       WHEREAS, the Board of Directors of the Company has approved the issuance of the Shares and this Agreement;

       NOW, THEREFORE, the parties hereto agree as follows:

       1. Certain Other Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

       "Appraisal Procedure" means the following procedure for determining the Market Value of the Common Stock: (a) upon the need to determine the Market Value for purposes of Section 4 of this Agreement, the Company and RH shall attempt to agree on a mutually acceptable Qualified Appraiser to value the Common Stock, and if such parties agree on a Qualified Appraiser within ten (10) days following the receipt of a demand to determine the Market Value, such Qualified Appraiser shall, on or before twenty (20) days following the date it is appointed, determine the Market Value of the Common Stock, and such determination shall be binding upon the Company and RH; (b) in the event the Company and RH are unable to agree upon a mutually acceptable Qualified Appraiser within ten (10) days following receipt of a demand to determine the Market Value, on the expiration of such ten (10) day period, the Company and RH shall each appoint a Qualified Appraiser to value the Common Stock. Within twenty (20) days following the date they are appointed, the Qualified appraisers appointed by the Company and RH shall determine the Market Value of the Common Stock. In the event the values determined by the Company's Qualified Appraiser and RH's Qualified Appraiser are within five percent (5%) of each other, the Market Value for purposes of this Agreement shall be the average of the values determined by such appraisers and such determination shall be binding upon the Company and RH. In the event such values differ by five percent (5%) or more, such appraisers shall in turn promptly appoint a third Qualified Appraiser who shall, with twenty (20) days following the date it is appointed, determine the Market Value of the Common Stock. The value which is the average of the lowest and the highest of the values determined by the three Qualified Appraisers shall be the Market Value of the Common Stock for purposes of this Agreement and shall be binding upon the Company and RH. In the event either the Company or RH fails to timely appoint a Qualified Appraiser, such failing party will be deemed to have waived its rights to appoint a Qualified Appraiser, and the Qualified Appraiser appointed by the other party shall determine the Market Value for purposes of this Agreement which determination shall be binding upon RH and the Company. The costs of any mutually agreeable Qualified Appraiser referred


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to in (a) above and of the third Qualified Appraiser referred to in (b) above shall be paid equally by the Company and RH. RH shall pay all costs of the Qualified Appraiser appointed by RH pursuant to (b) above and the Company shall pay all costs of the Qualified Appraiser so appointed by it.

       "Bostic" means R. Steven Bostic, Alice Jane Bostic, Bostic Family Limited Partnership, any Person acquiring any shares held by any one or more of the foregoing pursuant to Section 3.05 of the Shareholders' Agreement, or any one or more of any of the foregoing Persons.

       "Commission" means the Securities and Exchange Commission and any entity succeeding to any or all of its functions under the Securities Act or the Exchange Act.

       "Common Stock" means the Company's Class A Common Stock, without par value and Class B Common Stock, without par value.

       "Employee Options" means options to acquire, up to, but in no event in excess of 59,242 shares of Common Stock pursuant to the Company's stock option plan.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute.

       "Fully Diluted Basis" means, with reference to outstanding Common Stock, the shares of Common Stock that would be outstanding assuming that all outstanding options, warrants and other rights to acquire common stock had been exercised (regardless of whether such rights are then exercisable) and all securities of the Company convertible into Common Stock had then been converted (regardless of whether such securities are then convertible) had been issued. Any reference in this Agreement to "holder(s) of outstanding Common Stock on a Fully Diluted Basis" or words of similar import shall be deemed to include holder(s) of outstanding options, warrants or similar rights to acquire Common Stock or securities convertible into Common Stock.

       "Holder" with respect to any security of a Person, shall mean the record or beneficial owner of such security.

       "Junior Lender" means Stratford Capital Partners, L.P., a Texas limited partnership which is licensed as a Small Business Investment Company under the Small Business Investment Act of 1954 (as amended), and its successors and assigns.

       "Junior Lender Warrants" means those warrants to purchase Common Stock issued to the Junior Lender pursuant to the Subordinate Loan and Warrant Agreement, dated as of the date hereof, between the Company and the Junior Lender.

       "Market Value" means, with respect to a share of Common Stock on any date herein specified, the fair market value of such share of Common Stock determined as of the last day of the month most recently ended prior to such date without giving effect to any discount for (a) a minority interest, (b) a lack of liquidity of such Common Stock, (c) the fact that such Common Stock is subject to this Agreement or the Shareholders' Agreement, or (d) the fact that such Common Stock is Class A Common Stock or Class B Common Stock. The Market Value shall be determined pursuant to the Appraisal Procedure.

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       "Other Securities" means the Registrable Securities which are not
Restricted Securities.

       "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof and shall also mean the Company.

       "Qualified Appraiser" shall mean an investment banking firm of recognized national or regional standing other than RH.

       "Registrable Securities" means all Common Stock now or at any time hereafter owned by RH, the Shares, and any Common Stock issued with respect to the Shares by way of stock dividend or stock split or in connection with a merger, recapitalization, combination of Shares, consolidation or other reorganization.

       "Restricted Securities" means the Shares and any securities issued with respect to the Shares by way of stock dividend or stock split or in connection with a merger, recapitalization, combination of Shares, consolidation or other reorganization.

       "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute.

       "Senior Lender" means NationsBank, N.A. (South) and its successors and assigns.

       "Senior Lender Warrants" means those warrants to purchase Common Stock issued to the Senior Lender pursuant to the Warrant Agreement, dated as of the date hereof, between the Company and the Senior Lender.

       "Shareholders' Agreement" means that certain Shareholders' Agreement dated October 8, 1996, by and among the Company and its shareholders including Bostic and RH, as the same may be amended from time to time.

       2. Restrictions on Transfer. RH represents to the Company that it is acquiring the Shares for its own investment account and without a view to the subsequent public distribution of the Shares otherwise than pursuant to an effective registration statement under the Securities Act or an exemption therefrom. Each certificate for Shares issued to the RH and any subsequent Holder which have not been sold to the public pursuant to an effective registration statement under the Securities Act or as to which the restrictions on transfer have not been removed as hereinafter provided, shall bear a restrictive legend reciting that the same have not been registered pursuant to the Securities Act and may not be transferred in the absence of an effective registration statement as to such Shares or an exemption in fact from the registration requirements thereof. Prior to any proposed transfer of any Registrable Securities, except pursuant to an effective registration statement under the Securities Act, the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and shall be accompanied by an opinion of counsel experienced in federal securities laws matters and reasonably acceptable to the Company and its counsel to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the Holder of such Registrable Securities shall be entitled to transfer such securities in accordance with the terms of its notice and such opinion. Restrictions imposed under this Section 2 upon the transferability of the Shares shall cease when

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                    (a) a registration statement covering such Shares becomes
effective under the Securities Act, or

                    (b) the Company receives from the Holder thereof an opinion of counsel experienced in federal securities laws matters, which counsel shall be reasonably acceptable to the Company, that such restrictions are no longer required in order to insure compliance with the Securities Act.

When such restrictions terminate, the Company shall issue new securities in the name of the Holder not bearing the legends required by this Section 2.

       3.    Registration under Securities Act

             3.1    Demand Registration.

                    (a) Subject to the limitations provided herein, at any time after the effective date of the Company's first registration statement under the Securities Act, upon the written request (specifying that it is being made pursuant to this Section 3.1) of one or more Holders of Restricted Securities representing 51% or more of the Restricted Securities at the time outstanding, requesting that the Company effect the registration under the Securities Act of all or part of such Holders' Registrable Securities, and specifying (x) the intended method of disposition thereof, (y) whether or not such requested registration is to be an underwritten offering, and (z) the price range (net of underwriting discount and commissions) acceptable to such Holder or Holders to be received for such Registrable Securities, the Company will within ten (10) business days after the Company receives such written request give written notice of such requested registration to all other Holders of Registrable Securities and thereupon the Company will use reasonable efforts to effect an effective registration under the Securities Act of:

                          (i)   the Registrable Securities which the Company
has been so requested to register by such Holders; and

                          (ii)  all other Registrable Securities which the
Company has been requested to register by the other Holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the same information called for by the original request to effect registration described above), all to the extent requisite to permit the disposition (in accordance with Section 3.1(b) hereof) of the Registrable Securities so to be registered.

If the Company is required to effect a registration pursuant to this Section 3.1 and the Company furnishes to the Holders of Registrable Securities requesting such registration a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder and it is therefore necessary to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request for such registration from the Holder or Holders of Registrable Securities requesting such registration; provided that during such time the Company may not file a registration statement for securities to be issued and sold for its own account or that of anyone other than the Holder or Holders of Registrable Securities requesting such registration.


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                    (b) The Holders of a majority of the Registrable Securities to be included in such registration statement shall determine the method of distribution of the Registrable Securities so included; provided, however, that if no agreement of Holders of a majority of the Registrable Securities to be included in such registration statement is obtained, then if Holders of thirty percent (30%) of the Registrable Securities to be included in such registration statement request an underwritten public offering, an underwritten public offering shall be the method of distribution with other methods permitted to the extent the managing underwriter for such offering, in its sole discretion, agrees to other methods of distribution being covered by such registration statement.

                    (c) Whenever the Company shall effect a registration pursuant to this Section 3.1 in connection with an underwritten offering, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each Holder of Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the Holders of a majority or more of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

                    (d) Registrations under this Section 3.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Holders of a majority or more of the Registrable Securities to be registered, and (ii) as shall permit the disposition of such Registrable Securities in accordance with the method or methods of disposition selected pursuant to Section 3.l(b).

                    (e) Except as otherwise provided in this Section 3.1 or in
Section 3.2, all expenses incurred in connection with an effective registration pursuant to Section 3.1 and each registration pursuant to Section 3.2 (excluding in each case underwriter's discounts and commissions applicable to Registrable Securities), including, without limitation, in each case, all registration, filing and National Association of Securities Dealer fees; all fees and expenses of complying with securities or blue sky laws; all word processing, duplicating and printing expenses, messenger, delivery and shipping expenses; fees and disbursements of the accountants and counsel for the Company including the expenses of any special audits or "cold comfort" letters or opinions required by or incident to such registrations; and the reasonable fees and disbursements of one firm of counsel retained by the Holders of such Registrable Securities, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, if any, shall be borne by the Company. In all cases, each Holder of Registrable Securities shall pay the underwriter's discounts and commissions applicable to the securities sold by such Holder.

                    (f) A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective (unless a substantial cause of the failure of such registration statement to become effective shall be attributable to one or more Holders of Registrable Securities whose Restricted Securities were to have been included in such registration statement), (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, resulting in a failure to consummate the offering of Registrable Securities offered thereby, (iii) if after a registration statement with respect thereto has become effective, the offering of Registrable Securities offered thereby is not consummated due to factors beyond the control of the

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Holders of such Registrable Securities, including without limitation in the context of a proposed firm commitment underwriting, the fact that the underwriters have advised the Holders of such Registrable Securities that such Registrable Securities cannot be sold at a net price equal to or above the net price anticipated at the time of filing of the preliminary prospectus or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied (unless a substantial cause of such conditions to closing not being satisfied shall be attributable to one or more Holders of Registrable Securities whose Registrable Securities were included in such registration statement).

                    (g) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company with the approval of the Holders of a majority or more of the Registrable Securities to be so registered.

                    (h) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Person requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Holders of a majority or more of the Registrable Securities requested to be included in such registration, then the Registrable Securities requested to be registered pursuant to this Section 3.1 shall be reduced to the number of Registrable Securities which the Company is so advised can be sold in (or during the time of) such offering by first decreasing any securities to be registered on behalf of any other Person other than the Holder requesting such registration and second, but only if the number of securities to be registered by all such other Persons shall have been reduced to zero, by decreasing the Other Securities requested to be registered (pro rata among the Persons requesting such registration on the basis of the percentage of Other Securities held by such Person immediately prior to the filing of the registration statement with respect to such registration) and then, to the extent necessary, by decreasing the Registrable Securities (other than the Other Securities) requested to be registered (pro rata among the Persons requesting such registration on the basis of the percentage of Registrable Securities (other than Other Securities) held by such Person immediately prior to the filing of the registration statement with respect to such registration). In connection with any registration as to which the provisions of this clause (h) apply, no securities other than Registrable Securities shall be covered by such registration.

                    (i) Notwithstanding the other provisions of this Section 3. 1, the Company shall not be required by this Section 3.1 to effect more than one effective registration statement; provided, however, the Company shall be required by this Section 3.1 to effect, at the sole expense of the holders of Registrable Securities requesting registration (unless such registration is a demand registration exercised pursuant to the other provisions of this Section
3.1 in which case the Company will bear the expenses of such registration in accordance with Section 3.1(e)), an unlimited number of registrations on Form S-3 (or any successor similar form), provided that the Registrable Securities to be registered thereon are expected to have an aggregate disposition price (before deductions for underwriting discounts and commissions) of at least $500,000.



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             3.2    Piggyback Registration.

                    (a) If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-8, S-4 or any successor similar forms or any other form not available for registering the Registrable Securities) for sale to the public and other than pursuant to Section 3.1, whether or not for sale for its own account, it will each such time, at least 30 days prior to filing the registration statement, give written notice to all Holders of Registrable Securities of its intention to do so. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders of such Registrable Securities, to the extent requisite to permit the disposition (determined pursuant to the provisions of Section 3.1 (b) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 3.1(e)), without prejudice, however, to the rights of any Holder or Holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 3.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 3.2, for the same period as the delay in registering such other securities. No registration effected under this Section 3.2 shall relieve the Company of its obligation to effect any registration upon request under Section 3.1.

                    (b) If (i) a registration pursuant to this Section 3.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing, whether or not the Registrable Securities so requested to be registered for sale for the account of Holders of Registrable Securities are also to be included in such underwritten offering, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such offering, first, all securities proposed by the Company to be sold for its own account, second, all securities of the Company owned by the Senior Lender or the Junior Lender, but only to the extent that registration is requested hereunder in connection with a registration required because of an exercise of demand registration rights under Section 14.1 of the Warrant Agreement, dated as of the date hereof, between the Company and the Senior Lender or under Section 10.1 of the Subordinate Loan and Warrant Purchase Agreement, dated as of the date hereof, between the Company and the Junior Lender, third, the number of Registrable Securities and other securities of the Company owned by the Senior Lender and the Junior Lender requested hereunder to be included in such registration by decreasing the number of Registrable Securities and other securities of the Company (pro rata on the basis of the number of shares of such securities held by such Person immediately prior to the filing of the registration statement with respect to such registration) to the extent necessary to reduce the number of securities to be included in that registration to the level recommended

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by the managing underwriter, and fourth, all other securities of the Company requested to be included in such registration.

             3.3 Registration Procedures. If and whenever the Company is required to use reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1 and 3.2, the Company will, subject to the limitations provided herein, as expeditiously as possible:

                 (a) prepare and (as soon thereafter as possible or in any event no later than 60 days after the end of the period within which requests for registration may be given to the Company or such longer period as the Company shall in good faith require to produce the financial statements required in connection with such registration) file with the Commission the requisite registration statement to effect such registration and thereafter use reasonable efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 3.1(f)(iii) its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that the Company shall not in any event be required to keep the registration statement effective for a period of more than nine months after such registration statement becomes effective;

                 (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, as such seller may reasonably request;

                 (d) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect (provided, however, that the Company shall not in any event be required to keep such registration or qualification in effect for a period of more than nine months after such registration or qualification becomes effective), and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;


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                    (e) use its reasonable best efforts to cause all Registrable
Securities covered by such registration statement to be registered with or approved by such other United States Federal or state governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                    (f) furnish to each seller of Registrable Securities a copy, or, upon request, a signed counterpart, addressed to the underwriters, if any, of:

                        (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and

                        (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as the underwriters, if any, may reasonably request;

                    (g) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                    (h) otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller, upon request of such seller, at least five days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have delivered to the Company an opinion of counsel that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                    (i) provide and cause to be maintained a transfer agent for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

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




                    (j) use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed; and

                    (k) except with respect to registrations made pursuant to
Section 3.1(i), refrain from making any sale or distribution of any equity securities of the Company, except pursuant to any employee stock option plan and any preexisting agreement for the sale of such securities, for at least ninety
(90) days after the closing of the public offering pursuant to such registration.

       It shall be a condition precedent to the obligations of the Company to take any action with respect to registering a Holder's Registrable Securities pursuant to this Section 3.3 that such seller of Registrable Securities as to which any registration is being effected furnish the Company in writing such information regarding such seller, the Registrable Securities and other securities of the Company held by such seller, and the distribution of such securities as the Company may from time to time reasonably request in writing. If a Holder refuses to provide the Company with any of such information on the grounds that it is not necessary to include such information in the registration statement, the Company may exclude such Holder's Registrable Securities from the registration statement if the Company provides such Holder with an opinion of counsel to the effect that such information must be included in the registration statement and such Holder thereafter continues to withhold such information. The deletion of such Holder's Registrable Securities from a registration statement shall not affect the registration of the other Registrable Securities to be included in such registration statement.

       Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.3(g), such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.3(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

             3.4    Underwritten Offerings.

                    (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under
Section 3.1 except Section 3.1 (i), the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to each Holder of Registrable Securities being registered, the Company and the underwriters and to contain such representations and warranties by the Company and each such Holder and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in
Section 3.6. Each such Holder of Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable requests of the Company regarding the form thereof, provided, that nothing herein contained shall diminish the foregoing obligations of the Company. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and other securities of the Company, such

Holder's intended method of distribution, and any representations, warranties or agreements required by law.

                    (b) If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 3.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Holder of Registrable Securities as provided in Section 3.2 and subject to the provisions of Section 3.2(b), arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder owning the securities to be distributed by such underwriters. In such event, the Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities or other securities of the Company, such Holder's intended method of distribution and any representations, warranties or agreements required by law.

             3.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities registered under such registration statement, their underwriters, if any, and one counsel or firm of counsel representing all the Holders of Registrable Securities to be registered under such registration statement, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

             3.6    Indemnification.

                    (a) In the event any Registrable Securities are included in a registration statement under this Section 3 to the extent permitted by law, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the-statements therein not misleading, and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises solely out of or is based solely upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof or the failure of such seller to furnish such information, and provided further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

                    (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 3.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 3.6) each underwriter, each Person who controls such underwriter within the meaning of the Securities Act, the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; Provided that such prospective seller shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of any underwriter, the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. In no event shall the liability of any selling holder of Registrable Securities under this Section 3.6(b) be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                    (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties shall exist in respect of such claim, the indemnifying parties shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                    (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 3.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                    (e) Indemnification Payments. The indemnification required by this Section 3.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                    (f) Contribution. If the indemnification provided for in this Section 3.6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent. knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 3.6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

       The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.6(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.6(f), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason on such untrue or alleged untrue statement or omission or alleged omission, and no selling holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling holder were offered to the public exceeds the amount of any damages which such selling holder has otherwise been required to pay by reason of such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

       If indemnification is available under this Section 3.6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in
Section 3.6(a) through Section 3.6(e) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 3.6(f).

             3.7    Reporting Requirements Under Securities Exchange Act of
1934.

                    (a) When it is first legally required to do so, the Company shall register its Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first registration statement filed by the Company under the Securities Act, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports which a corporation, partnership or other entity subject to Section 13 or 15(d) (whichever is applicable) of the Exchange Act is required to file.

                    (b) Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder of Registrable Securities (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy or the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 3.7 are (i) to enable any such Holder to comply with the current public information requirement contained in Paragraph
(c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision) and (ii) to qualify the Company for the use of registration statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3.

             3.8 Shareholder Information. The Company may require each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Section 3 to furnish the Company such information in writing with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

             3.9 Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

       4. Anti-Dilution Rights. The number of shares of Common Stock issued to RH are subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 4.

                    (a) In the event that the Company shall at any time after the date of this Agreement (i) issue any shares of Common Stock (other than shares issuable upon exercise of the Employee Options or the shares issuable upon exercise of the Junior Lender Warrants or the Senior Lender Warrants) without consideration or at a price per share less than the Market Value, or
(ii) issue options, rights or warrants to subscribe for or purchase such Common Stock (or securities convertible into such Common Stock) without consideration or at a price per share (or having a conversion price per share, if a security convertible into such Common Stock) less than the Market Value immediately prior to such issuance, the number of shares of Common Stock issued to RH shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock held by RH immediately prior to the date of such issuance by a fraction, the numerator shall be the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately after such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to such issuance plus the number of shares of such Common Stock which the aggregate offering price of the total number of shares of such Common Stock so to be issued or to be offered for subscription or purchase (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at the Market Value immediately prior to such issuance, and RH shall pay an additional $10.00 in total consideration for the issuance of the additional shares required by this adjustment. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by a Qualified Appraiser reasonably acceptable to RH (the cost of the engagement of said investment banking firm to be borne by the Company). Any shares of such Common Stock owned by or held for the account of the Company or any Subsidiary thereof shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever the date of such issuance is fixed (which date of issuance shall be the record date for such issuance if a record date therefor is fixed); and, in the event that such shares or options, rights or warrants are not so issued, the number of shares of Common Stock to which RH is entitled shall again be adjusted to be such number of share of Common Stock to which RH is entitled if the date of such issuance had not been fixed.

                    (b) No adjustment in the number of shares of Common Stock issued to RH shall be required unless such adjustment would require an increase or decrease of at least one-tenth of one percent (.1%) in such number of Shares; provided that any adjustments which by reason of this Section 4(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest hundredth of one percent.

                    (c) If any question shall at any time arise with respect to the adjusted number of Shares, such question shall be determined by the independent firm of certified public accountants of recognized national standing selected by the Company and approved by RH.

       5.           Restriction of Rights Under Shareholders' Agreement;
Reporting Requirements.

                    (a) The Company hereby covenants and agrees that it will not elect to purchase any of its Common Stock from any Bostic pursuant to Section
3.02 of the Shareholders' Agreement, unless, in each instance, the Company (i) has obtained the prior written approval of RH, or (ii) the Company extends to RH an offer to purchase a pro rata portion of the Shares held by RH. The pro rata portion, for purposes of this provision, shall be determined by multiplying the total Shares held by RH by a fraction the numerator of which shall be the total number of shares of Common Stock to be purchased by the Company from any Bostic, and the denominator of which shall be the total number of shares of Common Stock issued to Bostic, including the shares to be purchased by the Company. This
Section 5 shall be of no further force or effect upon the expiration or termination of the Shareholders' Agreement.

                    (b) The Company shall provide RH, in a timely fashion, with such quarterly and annual financial statements as the Company customarily generates and provides to its Board of Directors from time to time.

       6. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of a majority of the Shares. Each holder of any Registrable Securities at the time shall be bound by any consent authorized by this Section 6, whether or not such Registrable Securities shall have been marked to indicate such consent.

       7. Notices. Notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered, or, if by U.S. mail, when deposited in a regularly maintained receptacle, by Certified First Class Mail, postage prepaid, addressed

                    (a) to any holder of Registrable Securities at the address shown on the stock or warrant transfer books of the Company unless such holder has advised the Company in writing of a different address as to which notices shall be sent under this Agreement, and

                    (b) if to the Company at Suite 1420, 3060 Peachtree Road, Atlanta, Georgia 30305, to the attention of the Chairman of the Board, or to such other address or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

       8. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any Holder or Holders of Registrable Securities. This Agreement embodies the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of Georgia. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                   E HOLDINGS, INC.



                                   By: /s/ S. Bostic
                                      -----------------------------------------
                                      R. Steven Bostic, Chairman of the Board
Attest:

/s/ Douglas Chait
-------------------------------
Douglas Chait, Secretary
                                   THE ROBINSON-HUMPHREY COMPANY, INC.


                                   By: /s/ Kenneth Millar
                                       ----------------------------------------
                                       Managing Director
Attest:

/s/ Stephanie L. Whitfield
--------------------------------
Secretary or Assistant Secretary